   As filed with the Securities and Exchange Commission on August 26, 1997

                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __)

Filed by the registrant                     /X/

Filed by a party other than the registrant  / /

Check the appropriate box:

/ / Preliminary proxy statement            / / Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to
    Rule 14a-11(c) or Rule 14a-12


                      Corporate High Yield Fund II, Inc.
                                P.O. Box 9011
                       Princeton, New Jersey 08543-9011
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

Notes:
-----------------
/1/ Set forth the amount on which the filing fee is calculated and state how it was deterined.

                       CORPORATE HIGH YIELD FUND II, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 9, 1997
                            ------------------------

TO THE STOCKHOLDERS OF CORPORATE HIGH YIELD FUND II, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders (the 'Meeting') of Corporate High Yield Fund II, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, October 9, 1997 at 10:00 a.m. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 12, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 25, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          PATRICK D. SWEENEY
                                             Secretary

Plainsboro, New Jersey
Dated: August 26, 1997

                                PROXY STATEMENT

                            ------------------------

                       CORPORATE HIGH YIELD FUND II, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 9, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Corporate High Yield Fund II, Inc., a Maryland corporation (the 'Fund'), to be voted at the Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, October 9, 1997 at 10:00 a.m. The approximate mailing date of this Proxy Statement is August 28, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on August 12, 1997 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 8,845,141 shares of common stock, par value $.10 per share ('Common Stock'). To the knowledge of the Fund, as of the Record Date, no person was the beneficial owner of more than five percent of the outstanding shares of Common Stock.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the six (6) persons designated as directors to be elected by holders of Common Stock. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                                            SHARES OF
                                                                                                           COMMON STOCK
                                                                                                           OF THE FUND
                                                            PRINCIPAL OCCUPATIONS                          BENEFICIALLY
                                                            DURING PAST FIVE YEARS            DIRECTOR       OWNED AT
       NAME AND ADDRESS OF NOMINEE          AGE          AND PUBLIC DIRECTORSHIPS(1)            SINCE    THE RECORD DATE
       ---------------------------          ----         ---------------------------          --------   ---------------
Joe Grills(1)(2) .........................   62   Member of the Committee of Investment of      1994            0
  183 Soundview Lane                                Employee Benefit Assets of the Financial
  New Canaan, Connecticut 06840                     Executives Institute ('CIEBA') since
                                                    1986; member of CIEBA's Executive
                                                    Committee since 1988 and its Chairman
                                                    from 1991 to 1992; Assistant Treasurer
                                                    of International Business Machines
                                                    Corporation ('IBM') and Chief Investment
                                                    Officer of IBM Retirement Funds from
                                                    1986 until 1993; Member of the
                                                    Investment Advisory Committee of the
                                                    State of New York Common Retirement
                                                    Fund; Member of the Investment Advisory
                                                    Committee of the Howard Hughes Medical
                                                    Institute; Director, Duke Management
                                                    Company and LaSalle Street Fund since
                                                    1995; Director, Kimco Realty Corporation
                                                    since January 1997.

Walter Mintz(1)(2) .......................   68   Special Limited Partner of Cumberland         1993            0
  1114 Avenue of the Americas                       Associates (investment partnership)
  New York, New York 10036                          since 1982.

Robert S. Salomon, Jr.(1)(2) .............   60   Principal of STI Management (investment       1996            0
  106 Dolphin Cove Quay                             adviser); Director, Common Fund and the
  Stamford, Connecticut 06902                       Norwalk Community Technical College
                                                    Foundation; Chairman and CEO of Salomon
                                                    Brothers Asset Management from 1992
                                                    until 1995; Chairman of Salomon Brothers
                                                    equity mutual funds from 1992 until
                                                    1995; Director of Stock Research and

                                                    U.S. Equity Strategist at Salomon
                                                    Brothers from 1975 until 1991.

                                                                                                            SHARES OF
                                                                                                           COMMON STOCK
                                                                                                           OF THE FUND
                                                            PRINCIPAL OCCUPATIONS                          BENEFICIALLY
                                                            DURING PAST FIVE YEARS            DIRECTOR       OWNED AT
       NAME AND ADDRESS OF NOMINEE          AGE          AND PUBLIC DIRECTORSHIPS(1)            SINCE    THE RECORD DATE
------------------------------------------  ----  ------------------------------------------  ---------  ----------------
Melvin R. Seiden(1)(2) ...................   66   Director of Silbanc Properties, Ltd. (real    1993            0
  780 Third Avenue                                  estate, investment and consulting) since
  Suite 2502                                        1987; Chairman and President of Seiden &
  New York, New York 10017                          de Cuevas, Inc. (private investment
                                                    firm) from 1964 to 1987.

Stephen B. Swensrud(1)(2) ................   64   Chairman of Fernwood Associates (financial    1993            0
  24 Federal Street                                 consultants) since 1975.
  Suite 400
  Boston, Massachusetts 02110

Arthur Zeikel(1)(3) ......................   65   President of Fund Asset Management, L.P.      1993            0
  P.O. Box 9011                                     ('FAM') (which term as used herein
  Princeton, New Jersey 08543-9011                  includes its corporate predecessors)
                                                    since 1977; President of MLAM (which
                                                    term as used herein includes its
                                                    corporate predecessors) since 1977;
                                                    President and Director of Princeton
                                                    Services, Inc. ('Princeton Services')
                                                    since 1993; Executive Vice President of
                                                    Merrill Lynch & Co., Inc. ('ML&Co.')
                                                    since 1990; Director of Merrill Lynch
                                                    Funds Distributor, Inc. ('MLFD') since
                                                    1977.

------------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser.

(2) Member of the Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.


     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended August 31, 1997, the Board of Directors held five meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

      Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the 'SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considered Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser (each a 'non-affiliated Director') a fee of $2,000 per year plus $500 per regular meeting attended, together with such

Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $49,954 for the fiscal year ended August 31, 1996.

     The following table sets forth for the fiscal year ended August 31, 1997 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1996, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the non-affiliated Directors.

                                                                                                      AGGREGATE
                                                                                                     COMPENSATION
                                                                                 PENSION OR         FROM FUND AND
                                                                            RETIREMENT BENEFITS    FAM/MLAM ADVISED
      NAME OF                                               COMPENSATION      ACCRUED AS PART       FUNDS PAID TO
      DIRECTOR                                                FROM FUND      OF FUND EXPENSES         DIRECTORS
--------------------                                        ------------    --------------------   ----------------
Joe Grills(1)............................................      $8,000               None               $167,000
Walter Mintz(1)..........................................      $8,000               None               $164,000
Robert S. Salomon, Jr.(1)(2).............................      $8,000               None               $187,167
Melvin R. Seiden(1)......................................      $8,000               None               $164,000
Stephen B. Swensrud(1)...................................      $8,000               None               $154,250

                           (Footnotes on next page)

(Footnotes from previous page)

------------------

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Grills (19 registered investment companies consisting of 47 portfolios); Mr. Mintz (18 registered investment companies consisting of 37 portfolios); Mr. Salomon (18 registered investment companies consisting of 37 portfolios); Mr. Seiden (18 registered investment companies consisting of 37 portfolios); Mr. Swensrud (21 registered investment companies consisting of 52 portfolios).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                            OFFICER

NAME AND PRINCIPAL OCCUPATION                                                     OFFICE             AGE     SINCE
-----------------------------                                                     ------             ---    -------
Arthur Zeikel.........................................................           President            65     1993
  President of FAM since 1977; President of MLAM since 1977; President and Director of Princeton Services since 1993; Executive Vice
     President of ML&Co. since 1990; Director of MLFD since 1977.
Terry K. Glenn........................................................   Executive Vice President     56     1993
  Executive Vice President of FAM and MLAM since 1983; Executive Vice
     President and Director of Princeton Services since 1993;
     President of MLFD since 1986 and Director thereof since 1991;
     President of Princeton Administrators, L.P. since 1988.
Joseph T. Monagle, Jr.................................................     Senior Vice President      49     1997
  Senior Vice President of FAM and MLAM since 1990.
Vincent T. Lathbury, III..............................................        Vice President          56     1993
  Vice President of MLAM since 1982; Portfolio Manager of FAM and MLAM since 1982.
Elizabeth Phillips....................................................        Vice President          47     1993
  Vice President of MLAM since 1990; Vice President, Debt Rating
     Department, Standard & Poor's Corporation from 1985 to 1990.
Donald C. Burke.......................................................        Vice President          37     1993
  Vice President and Director of Taxation of MLAM since 1990; Employee of Deloitte & Touche LLP from 1982 to 1990.
Gerald M. Richard.....................................................           Treasurer            48     1993
  Senior Vice President and Treasurer of FAM and MLAM since 1984;
     Senior Vice President and Treasurer of Princeton Services since
     1993; Treasurer of MLFD since 1984 and Vice President of MLFD since 1981.
Patrick D. Sweeney....................................................           Secretary            43     1997
  Vice President of MLAM and FAM since 1990.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T') to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     Approval of Items 1 and 2 will require the affirmative vote of a majority of votes cast by the Fund's shareholders, voting in person or by proxy, at a meeting in which a quorum is duly constituted.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('MLPF&S'), holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for fiscal year ended August 31, 1997 to any stockholder upon request. Such requests should be directed to Corporate High Yield Fund II, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the next Annual Meeting of Stockholders of the Fund, which is anticipated to be held in October 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 28, 1998.



                                          By Order of the Board of Directors
                                          PATRICK D. SWEENEY
                                                   Secretary

Dated: August 26, 1997

                  CORPORATE HIGH YIELD FUND II, INC.
                             P.O. Box 9011
                   Princeton, New Jersey 08543-9011
                               P R O X Y
      This proxy is solicited on behalf of the Board of Directors

  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Corporate High Yield Fund II, Inc. (the "Fund") held of record by the undersigned on August 12, 1997 at the annual meeting of stockholders of the Fund to be held on October 9, 1997 or any adjournment thereof.

  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

                            (Continued and to be signed on the reverse side)

1. ELECTION OF DIRECTORS    FOR all nominees listed below  WITHHOLD AUTHORITY
                            (except as marked to the       to vote for all
                            contrary below) / /            nominees listed
                                                           below / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Joe Grills, Walter Mintz, Robert S. Salomon, Jr., Melvin R. Seiden, Stephen B. Swensrud, Arthur Zeikel


2. Proposal to ratify the selection of Deloitte & Touche LLP          FOR / /  AGAINST / /  ABSTAIN / /
   as the independent auditors of the Fund to serve for the
   current fiscal year.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                                     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                                     Dated ______________________________________________, 1997

                                                     X ________________________________________________________
                                                                              Signature

                                                     X ________________________________________________________
                                                                      Signature, if held jointly

Please mark boxes /// or /x/ in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.